SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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       to Sec. 240.14a-11(c) or
       Sec. 240.14a-12

  Fidelity Investment Trust



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FIDELITY FRANCE FUND (0345)
FIDELITY GERMANY FUND (0346)
FIDELITY UNITED KINGDOM FUND (0344)

Dear Plan Sponsor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge each of Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund into Fidelity Europe Fund. The mergers would provide shareholders of Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund with a fund that has broader investment policies and lower expenses.

In anticipation of the mergers, Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund will close to all investments at the close of business on April 19, 2000. If your plan does not currently offer Fidelity Europe Fund we will add it to your plan and future contributions to Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund will be reallocated to Fidelity Europe Fund after the merger dates.

The proposed mergers require approval by shareholders of Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund. A proxy statement providing more details of the proposed mergers will be mailed in May 2000. We anticipate that the mergers, if approved, will be completed by the end of July 2000.

We believe the mergers are in the best interest of the shareholders of each fund. The investment objectives of the funds are substantially similar -- long-term growth of capital. Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including France, Germany and United Kingdom). As of the fund's fiscal year end, October 31, 1999, more than 60% of its assets were invested in France, Germany and the United Kingdom. While this mix can be expected to change over time, Fidelity Europe offers investors the potential for greater diversification while still retaining the ability to invest in the markets of these three countries.

Also, Fidelity Europe Fund has a lower short-term trading fee than Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund. Fidelity Europe Fund charges 1.00% for redemptions of fund shares held for less than 30 days whereas Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund charge 1.50% for redemptions of shares held for less than 90 days. Fidelity Europe Fund also has a performance adjustment component to its management fee structure.

Thank you for your continued support of the Fidelity(Registered trademark) funds. If you have any questions, or would like to discuss your options further, please call your Relationship Manager at xxx-xxx-xxxx.

Sincerely,


{RM or PM Signature}


SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUNDS AS OF MAY 22, 2000.

For more complete information about Fidelity mutual funds, or about any of the mutual funds available through the plan, including fees and expenses, call or write Fidelity for free prospectuses. Read them carefully before you make your investment choices.

Fidelity is a registered trademark of FMR Corp.

Foreign investments, especially those in emerging markets, involve greater risks and may offer greater potential returns than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risks of currency fluctuation.

Fidelity Investments Tax-Exempt Services Company, a division of
Fidelity Investments Institutional Services Company, Inc., 82
Devonshire Street, Boston  MA 02109.
2i 97495


Dear  Plan Sponsor Named Fiduciary and Business Contact,

On January 20, 2000, the Board of Trustees approved a proposal to close Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund in advance of requesting shareholder approval to merge the funds into Fidelity Europe Fund. The potential mergers reflect trends in the European economy, enhance operational efficiencies for the fund and provide cost savings to current shareholders. A proxy statement providing details of the proposed merger will mail in May 2000. The mergers, if approved, should be completed on or about July 24 for Fidelity United Kingdom Fund, on or about July 26 for Fidelity Germany Fund, on or about July 28 for Fidelity France Fund.

Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will close to all investments (except dividend reinvestment) at the close of business on April 19, 2000.
Participants with balances will need to select an alternative investment option for future investments on or before that date. Participants who do not select an alternative will have subsequent purchases into the fund automatically allocated TO [INSERT NAME OF FUND --IF OPTION IS MM USE FOOTNOTE 1, GIC -2 , INTERNATIONAL - 3] after April 19. If these mergers are approved, Fidelity will automatically move any remaining participant balances from these funds to Fidelity Europe Fund at the time of the merger. Participants will be able to move their balances to another investment option in their plan either before - or after the proposed merger. Communications will be sent to participants with balances in these funds in late March. Please note: Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund each has a short term trading fee that is assessed on assets that have been in the fund(s) less than 90 days. Because there will be more than 90 days between April 19th and the merger dates, those participants who choose to do nothing and have their balances automatically exchanged to the Fidelity Europe Fund will not be assessed this fee.

The Board of Trustees of the Fidelity Funds believes the mergers are in the best interest of investors in these funds. The investment objective of each fund is the same -- long-term growth of capital. Fidelity Europe Fund normally invests 65% of its total assets in securities of issuers that have their principal activities in Europe, which is defined to include 29 different countries (including France, Germany and United Kingdom). As of December 31, 1999, approximately 60% of the fund's assets were invested in France, Germany and the
United Kingdom.    While this mix can be expected to change over time,
Fidelity Europe offers investors the potential for greater diversification while still retaining the ability to invest in the markets of these three key countries.

Fidelity Europe Fund has a lower short term trading fee of 1.00% that is paid to the fund for shares held for less than 30 rather than the 90 day period for Fidelity France Fund, Fidelity Germany Fund, and
Fidelity United Kingdom Fund.   It also has a performance adjustment
component to its management fee structure. The shareholders of these three funds should also benefit from the lower annual operating expenses of Fidelity Europe Fund. The fund commenced operations October, 1986 and is managed by Mr. Thierry Serero.

I will be calling you to discuss any questions you might have regarding the Fidelity Europe Fund or whether you wish to direct
Fidelity to proceed differently than as described above.

Sincerely,


Shareholders are urged to read the Proxy Statement and Prospectus (the "Proxy Statement") which contains important information about the proposed merger. The Proxy statement will be filed shortly with the SEC and will be available, without charge, on the SEC's Internet Web site (HTTP://WWW.SEC.GOV). Proxy Statements will be mailed to investors who are shareholders of the Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund as of May 22, 2000.

FOR MORE COMPLETE INFORMATION ABOUT FIDELITY MUTUAL FUNDS, [if non-Fidelity and/or FundsNet funds are available in the Plan, and available by Fidelity, add: ABOUT ANY OF THE MUTUAL FUNDS AVAILABLE THROUGH THE PLAN,] INCLUDING FEES AND EXPENSES, CALL OR WRITE FIDELITY FOR FREE PROSPECTUSES. READ THEM CAREFULLY BEFORE YOU MAKE YOUR INVESTMENT CHOICES.

(1) AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THESE FUNDS.

(2)[NAME OF FUND] IS NOT A MUTUAL FUND AND IS MANAGED BY [FIDELITY MANAGEMENT TRUST COMPANY OR NAME OF FUND MANAGER].

(3) FOREIGN INVESTMENTS [IF FUND INVESTS IN EMERGING MARKET
SECURITIES, ADD:  ESPECIALLY THOSE IN EMERGING MARKETS] INVOLVE
GREATER RISKS AND MAY OFFER GREATER POTENTIAL RETURNS THAN U.S.
INVESTMENTS. THESE RISKS INCLUDE POLITICAL AND ECONOMIC UNCERTAINTIES OF FOREIGN COUNTRIES, AS WELL AS THE RISK OF CURRENCY FLUCTUATIONS.

Fidelity Investments Institutional Services Company, Inc., 82
Devonshire Street,  Boston, MA 02109

97809